                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   4,717,500.00
              Class B Note Interest Requirement                     279,708.54
              Class C Note Interest Requirement                     127,341.58
                      Total                                       5,124,550.13

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        5.55000
              Class B Note Interest Requirement                        5.79167
              Class C Note Interest Requirement                        1.88333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       850,000,000
              Class B Note Principal Balance                        48,295,000
              Class C Note Principal Balance                        67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                        925,000.00
               Class B Note Interest Requirement                         86,458.33
               Class C Note Interest Requirement                        136,606.90
                       Total                                          1,148,065.23

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                           1.23333
               Class B Note Interest Requirement                           1.38333
               Class C Note Interest Requirement                           1.70000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                          750,000,000
               Class B Note Principal Balance                           62,500,000
               Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account               8,928,570.00

(v)     Required Owner Trust Spread Account Amount                    8,928,570.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                        900,000.00
               Class B Note Interest Requirement                         86,458.33
               Class C Note Interest Requirement                        134,597.98
                       Total                                          1,121,056.31

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                           1.20000
               Class B Note Interest Requirement                           1.38333
               Class C Note Interest Requirement                           1.67500

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                          750,000,000
               Class B Note Principal Balance                           62,500,000
               Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account               8,928,570.00

(v)     Required Owner Trust Spread Account Amount                    8,928,570.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                        862,750.00
               Class B Note Interest Requirement                         84,787.50
               Class C Note Interest Requirement                        137,700.00
                       Total                                          1,085,237.50

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                           1.20833
               Class B Note Interest Requirement                           1.42500
               Class C Note Interest Requirement                           1.80000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                          714,000,000
               Class B Note Principal Balance                           59,500,000
               Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account               8,500,000.00

(v)     Required Owner Trust Spread Account Amount                    8,500,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                        595,833.33
               Class B Note Interest Requirement                         57,985.18
               Class C Note Interest Requirement                         98,661.77
                       Total                                            752,480.28

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                           1.19167
               Class B Note Interest Requirement                           1.39167
               Class C Note Interest Requirement                           1.84167

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                          500,000,000
               Class B Note Principal Balance                           41,666,000
               Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account               5,952,380.00

(v)     Required Owner Trust Spread Account Amount                    5,952,380.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     862,500.00
              Class B Note Interest Requirement                      85,937.50
              Class C Note Interest Requirement                     144,642.60
                      Total                                       1,093,080.10

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.15000
              Class B Note Interest Requirement                        1.37500
              Class C Note Interest Requirement                        1.80000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       750,000,000
              Class B Note Principal Balance                        62,500,000
              Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)    Required Owner Trust Spread Account Amount                 8,928,570.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,845,990.00

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                  98,583.33
              Class C Note Interest                                 165,750.00
                      Total                                       4,114,333.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.40833
              Class C Note Interest                                    1.84167

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,480,500.00
              Class B Note Interest Requirement                     154,000.00
              Class C Note Interest Requirement                     259,875.00
                      Total                                       1,894,375.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.17500
              Class B Note Interest Requirement                        1.46667
              Class C Note Interest Requirement                        1.92500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,209,600.00
              Class B Note Interest Requirement                     125,300.00
              Class C Note Interest Requirement                     216,900.00
                      Total                                       1,551,800.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.20000
              Class B Note Interest Requirement                        1.49167
              Class C Note Interest Requirement                        2.00833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     987,000.00
              Class B Note Interest Requirement                      99,166.67
              Class C Note Interest Requirement                     171,750.00
                      Total                                       1,257,916.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.17500
              Class B Note Interest Requirement                        1.41667
              Class C Note Interest Requirement                        1.90833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                        Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,332,800.00
              Class B Note Interest Requirement                     133,933.33
              Class C Note Interest Requirement                     232,050.00
                      Total                                       1,698,783.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.13333
              Class B Note Interest Requirement                        1.36667
              Class C Note Interest Requirement                        1.84167

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,554,000.00
              Class B Note Interest Requirement                     154,000.00
              Class C Note Interest Requirement                     263,250.00
                      Total                                       1,971,250.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.23333
              Class B Note Interest Requirement                        1.46667
              Class C Note Interest Requirement                        1.95000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4



Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,428,000.00
              Class B Note Interest Requirement                     141,750.00
              Class C Note Interest Requirement                     241,875.00
                      Total                                       1,811,625.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.13333
              Class B Note Interest Requirement                        1.35000
              Class C Note Interest Requirement                        1.79167

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     987,000.00
              Class B Note Interest Requirement                      97,416.67
              Class C Note Interest Requirement                     169,500.00
                      Total                                       1,253,916.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.17500
              Class B Note Interest Requirement                        1.39167
              Class C Note Interest Requirement                        1.88333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,054,900.00
              Class B Note Interest Requirement                     106,516.67
              Class C Note Interest Requirement                     194,700.00
                      Total                                       1,356,116.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.14167
              Class B Note Interest Requirement                        1.38333
              Class C Note Interest Requirement                        1.96667

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     750,750.00
              Class B Note Interest Requirement                      76,125.00
              Class C Note Interest Requirement                     144,000.00
                      Total                                         970,875.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.19167
              Class B Note Interest Requirement                        1.45000
              Class C Note Interest Requirement                        2.13333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       630,000,000
              Class B Note Principal Balance                        52,500,000
              Class C Note Principal Balance                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,054,900.00
              Class B Note Interest Requirement                     107,800.00
              Class C Note Interest Requirement                     198,825.00
                      Total                                       1,361,525.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.14167
              Class B Note Interest Requirement                        1.40000
              Class C Note Interest Requirement                        2.00833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,428,000.00
              Class B Note Interest Requirement                     147,000.00
              Class C Note Interest Requirement                     271,125.00
                      Total                                       1,846,125.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.13333
              Class B Note Interest Requirement                        1.40000
              Class C Note Interest Requirement                        2.00833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2


Section 7.3 Indenture                                                          Distribution Date:                        5/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,331,960.00
               Class B Note Interest Requirement                      129,756.67
               Class C Note Interest Requirement                      262,305.00
                       Total                                        1,724,021.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.18333
               Class B Note Interest Requirement                         1.38333
               Class C Note Interest Requirement                         2.17500

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,125,600,000
               Class B Note Principal Balance                         93,800,000
               Class C Note Principal Balance                        120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)     Required Owner Trust Spread Account Amount                 13,400,000.00

                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President